SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. __)

Filed by the Registrant [x]	Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(ii))

[ ] Definitive Proxy Statement

[x] Definitive Additional Materials

[ ] Soliciting Material Pursuant to (ss.) 240.14a-11(c) or (ss.) 240.14a-12

USAA MUTUAL FUNDS TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[x]No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(iv) and 0-11.
	(i)	Title of each class of securities to which transaction applies:

	(ii)	Aggregate number of securities to which transaction applies:

	(iii)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-
11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(iv)	Proposed maximum aggregate value of transaction:

	(v)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(ii) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(i)Amount Previously Paid:

(ii)Form, Schedule or Registration Statement No.:

(iii)Filing Party:

(iv)Date Filed:

PLEASE VOTE TODAY!

URGENT PROXY VOTING REQUEST

SHAREHOLDER MEETING ADJOURNED

The Special Meeting of Shareholders for the USAA Treasury Money Market Trust and USAA Target Retirement 2060 Fund (Funds) originally scheduled for Thursday, April 18, 2019, has been adjourned to May 8, 2019, at 3 p.m. CT due to insufficient shareholder participation.

Several weeks ago, you received (either in paper or electronically) proxy materials that described an important proposal affecting the Funds and asked for your vote on this important issue.

OUR RECORDS INDICATE THAT WE HAVE NOT RECEIVED YOUR VOTE. YOUR VOTE IS VERY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

Please vote promptly so your vote can be received prior to the May 8, 2019, Special Meeting of Shareholders. Voting today will help us manage such costs and will avoid the need for our proxy solicitor to initiate further calls or mailings to you.

Voting is quick and will only take a few minutes of your time.

The Fund offers three easy methods for you to vote:

VOTE ONLINE	VOTE BY MAIL	VOTE BY PHONE
Visit www.proxyvote.com and enter the control number that appears on your proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage-paid envelope provided so it is received before May 8, 2019.

Call 1-844-858-7380 Monday through Friday, 9 a.m. to 10 p.m., Eastern time to speak with a proxy analyst.

                          OR

If you have your proxy materials, call 1-800-690-6903 and follow the touch-tone prompts to vote.

                                   USAAADJ

						SIGNED IN AS	1

MY USAA	MY TOOLS	PRODUCTS	ADVICE	CLAIMS	HELP	MURPHY LEWIS

M U R P H Y L E W I S

Your vote is needed by May 8.

Adjournment notice: The deadline to vote has been extended.

Why Your Vote Matters

As a shareholder of USAA Mutual Funds, we are asking for your proxy vote on the following proposals:

•A new investment advisory agreement with Victory Capital

•The election of two new board nominees for the USAA Mutual Funds Trust

The Board of Trustees has carefully considered, and unanimously recommends, that shareholders vote

in favor of these proposals. Please read the Proxy Statement carefully.	Proxy Statement pdf
Your vote is important – regardless of the amount of shares you own.
To Do	History

May	Funds To Be Voted On
Deadline: May 8
8
Select "Review and Vote" to go to a secure website and complete the voting process per fund. It will take one full business day for your vote to register on usaa.com.
Fund	Account Type	Account Number
Your Mutual Funds	Mutual Fund	Multiple
USAA Growth Fund	Brokerage	MNQ12345
USAA Aggressive Growth Fund	Brokerage	MNQ12345
USAA Income Fund	Brokerage	MNQ56789
Corporate Info & Media	News Center	Privacy	Careers	Accessibility	Contact Us
Member Community	Financial Advice	Go Mobile
Share. Connect. Explore.	Questions & Answers	Apps & More

Copyright © 2018 USAA • About Our Ads

1 Tab 1 Footnote text goes here.

2 Tab 2 Footnote text goes here.

EN2_INT1500_NonDeposit_Investment_Products

Investments/Insurance: Not FDIC Insured • Not Bank Issued, Guaranteed or Underwritten • May Lose Value

IM2_MFND0350_Investment_Risk

Investing in securities products involves risk, including possible loss of principal.

EN2_INT0400_IMCO_Company

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

Proxy Statement FAQs pdf

Action

Review and Vote

Review and Vote

Review and Vote

Review and Vote

Site Map	FAQs	Site Terms

MORE

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						SIGNED IN AS	1

MY USAA	MY TOOLS	PRODUCTS	ADVICE	CLAIMS	HELP	MURPHY LEWIS

M U R P H Y L E W I S

Your vote is needed by May 8.

Adjournment notice: The deadline to vote has been extended.

Why Your Vote Matters

As a shareholder of USAA Mutual Funds, we are asking for your proxy vote on the following proposals:

•A new investment advisory agreement with Victory Capital

•The election of two new board nominees for the USAA Mutual Funds Trust

The Board of Trustees has carefully considered, and unanimously recommends, that shareholders vote

in favor of these proposals. Please read the Proxy Statement carefully.	Proxy Statement pdf
Your vote is important – regardless of the amount of shares you own.
To Do	History

Your Votes Received

Deadline: May 8

Fund	Account Type	Account Number	Action
Your Mutual Funds	Mutual Fund	Multiple	Review Vote
USAA Growth Fund	Brokerage	MNQ98765	Review Vote
Corporate Info & Media	News Center	Privacy	Careers	Accessibility	Contact Us	Site Map	FAQs	Site Terms
Member Community	Financial Advice	Go Mobile	MORE
Share. Connect. Explore.	Questions & Answers	Apps & More

Copyright © 2018 USAA • About Our Ads

1 Tab 1 Footnote text goes here.

2 Tab 2 Footnote text goes here.

EN2_INT1500_NonDeposit_Investment_Products

Investments/Insurance: Not FDIC Insured • Not Bank Issued, Guaranteed or Underwritten • May Lose Value

IM2_MFND0350_Investment_Risk

Investing in securities products involves risk, including possible loss of principal.

EN2_INT0400_IMCO_Company

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

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